FEDERATED GLOBAL FINANCIAL SERVICES FUND

Class A Shares
Class B Shares
Class C Shares

(A Portfolio of Federated World Investment Series, Inc.)

Supplement to the prospectus dated January 31, 2001
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     On page 19, under the section entitled,  "Who Manages the Fund," please add the following  paragraph  directly after the  biographical  information for Mark
Halperin:

"David M. Bruns

     David M. Bruns was named an Assistant Vice President/Portfolio Manager in July 2001. Mr. Bruns joined Federated in July 2000 as a Senior Investment Analyst and was named Assistant Vice President in July 2001. From 1998 to July 2000, Mr. Bruns was employed with Schafer Cullen Capital Management, where he served as an Analyst. Mr. Bruns was employed by Janney Montgomery Scott, Inc. as an Assistant Vice President/Analyst from 1997 to 1998, and with A.G. Edwards & Sons, Inc. from 1995 to 1997 as an Associate Analyst. Mr. Bruns is a Chartered Financial Analyst. He earned his Bachelor's Degree from Indiana University."

     Mark Halperin, Steven F. Auth and Henry A. Frantzen remain as Portfolio Managers to the Fund.









Investment Company Act File No. 811-7141

Cusip 31428U847

Cusip 31428U839

Cusip 31428U821

26673 (08/01)

                                                                 August 28, 2001